Merrill Lynch Investment Managers



Annual Report

April 30, 2001



MuniHoldings
Fund, Inc.



www.mlim.ml.com



MuniHoldings Fund, Inc. seeks to provide shareholders with current income exempt from Federal income taxes by investing primarily in a portfolio of long-term, investment-grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniHoldings Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has the ability to leverage its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.



MuniHoldings
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper




MuniHoldings Fund, Inc.



The Benefits and
Risks of
Leveraging

MuniHoldings Fund, Inc. has the ability to leverage to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issue of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value on the fund's Common Stock (that is, its price as listed on the New York Stock Exchange), may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.



MuniHoldings Fund, Inc., April 30, 2001



DEAR SHAREHOLDER

For the year ended April 30, 2001, the Common Stock of MuniHoldings Fund, Inc. earned $0.823 per share income dividends, which included earned and unpaid dividends of $0.068. This represents a net annualized yield of 5.98%, based on a month-end per share net asset value of $13.76. Over the same period, the total investment return on the Fund's Common Stock was +11.71%, based on a change in per share net asset value from $13.16 to $13.76, and assuming reinvestment of $0.834 per share income dividends.

For the six-month period ended April 30, 2001, the total investment return on the Fund's Common Stock was +4.80%, based on a change in per share net asset value from $13.55 to $13.76, and assuming reinvestment of $0.395 per share income dividends.

For the six-month period ended April 30, 2001, the Fund's Auction
Market Preferred Stock had an average yield of 3.87% for Series A and 3.70% for Series B.

The Municipal Market Environment
During the six months ended April 30, 2001, the direction of long-term fixed- income bond yields was affected by the continued decline in US economic activity, volatile US equity markets, and most importantly, the reaction of the Federal Reserve Board tothese factors. A preliminary estimate for the first quarter of 2001 gross national product growth was recently released at 2%, much higher than expected by most economic analysts. While this estimate is subject to revision in the coming months, its initial level denotes that US economic activity remains far below its growth potential. Additionally, inflationary pressures have remained well contained, largely in the 2%--3% range. These factors combined to promote a very favorable financial environment for bonds, and when coupled with significant declines in US equity markets in late 2000, especially the NASDAQ, pushed US Treasury bond yields lower.

By mid-December, the Federal Reserve Board announced that economic conditions warranted the cessation of the series of short-term interest rate increases. Given a supportive economic environment and, at least, a neutral Federal Reserve Board, investors were free again to focus on the ongoing US Treasury debt reduction programs and forecasts of sizable Federal budgetary surpluses going forward. Many analysts and investors concluded that there would be a significant future shortage of longer-maturing US Treasury securities. These factors combined to help push US Treasury bond yields significantly lower.

In early January 2001, the Federal Reserve Board lowered short-term interest rates by 50 basis points (0.50%), citing declining consumer confidence and weakening industrial production and retail sales growth. Similar reasons were given for an additional 50 basis point reduction in short-term interest rates by the Federal Reserve Board at the end of January 2001. These interest rate cuts triggered a significant rebound in many US equity indexes, reducing the appeal of a large number of US fixed-income securities. Additionally, many investors, believing that the Federal Reserve Board's actions in January 2001 as well as those anticipated in the coming months would quickly restore US economic growth to earlier levels, sold US Treasury bonds to realize recent profits. At the end of January 2001, long-term US Treasury bonds yielded approximately 5.50%, a decline of more than 25 basis points since the end of October 2000.

In response to weakening employment, a decline in business investments and profits, and fears of ongoing weak consumer spending, the Federal Reserve Board continued to lower short-term interest rates in March and April in an effort to foster higher US economic activity. Long-term taxable fixed-income interest rates responded by declining to recent historic lows. By late March 2001, long-term US Treasury bond yields declined an additional 25 basis points to 5.26%.

However, in April, US equity markets, particularly the NASDAQ, rallied strongly on the expectation that the Federal Reserve Board would take steps to restore economic activity and corporate profitability. Throughout much of April many investors reallocated assets out of US Treasury securities into equities. Corporate bond issuance remained heavy, providing an additional investment alternative to US Treasury issues. Under these various pressures, US Treasury bond prices declined sharply and yields rose to 5.78% by the end of April. During the past six months, long-term US Treasury bond yields, although exhibiting considerable volatility, remained unchanged.

By April 2001, the tax-exempt bond market also reacted to the Federal Reserve Board's actions and equity market volatility, but its reaction was muted in both intensity and degree. Throughout most of the past six months, long-term municipal bond yields traded in a range between 5.45%--5.60%. In mid-March, the tax-exempt bond market rallied to 5.40%, following the Federal Reserve Board's most recent monetary easing. With tax-exempt bond yield ratios in excess of 95% relative to their US Treasury counterparts during most of the period, investor demand was particularly strong during periods of declining equity prices. Strong equity markets in April 2001, as well as the possibility that the Federal Reserve Board was close to the end of its interest rate reduction cycle, lowered much of the investor demand and long-term tax-exempt bond yields rose throughout April. As measured by the Bond Buyer Revenue Bond Index, long-term, uninsured tax-exempt bond yields rose to approximately 5.63% at the end of the period. Despite the price reversal in April, long-term municipal bond yields declined more than 10 basis points.

The recent relative outperformance of the tax-exempt bond market was particularly impressive given the dramatic increase in long-term municipal bond issuance during April 2001. Historically low municipal bond yields continued to allow municipalities to refund outstanding, higher-couponed debt. Also, as yields rose in early April, tax-exempt issuers rushed to issue new financing, fearing higher yields in the coming months. During the past six months, more than $115 billion in long-term tax-exempt bonds was issued, an increase of over 25% compared to the same period a year ago. During the three-month period ended April 30, 2001, tax-exempt bond issuance was particularly heavy with more than $66 billion in long-term municipal bonds underwritten, an increase of over 40% compared to the same period ended April 30, 2000. More than $20 billion in municipal securities was issued in April 2001, a 20% increase compared to April 2000.

Historically, April has been a period of weak demand for tax-exempt products as investors are often forced to liquidate bond positions to meet Federal and state tax payments. In April 2001, there was no appreciable selling by retail accounts. It has been noted that thus far in 2001, new net cash inflows into municipal bond mutual funds have exceeded $4 billion compared to net new cash outflows of nearly $9 billion for the same period a year ago. This suggests that the positive technical structure of the municipal market has remained intact. Also, the coming months of June and July tend to be periods of strong retail demand in response to the larger-coupon income payments and proceeds from bond maturities these months generate. Additionally, short-term tax-exempt interest rates are poised to move lower. Seasonal tax pressures have kept short-term municipal rates artificially high, although not as high as in recent years. We believe all of these factors should enhance the tax-exempt market's technical position in the coming months.

Looking forward, the municipal market's direction appears uncertain. Should the US economy materially weaken into late summer, the Federal Reserve Board may be forced to ease monetary policy to a greater extent than investors currently expect. The prospect of two or three additional interest rate easings may push fixed-income bond yields, including municipal bond yields, lower. However, should the cumulative 200 basis point reduction in short-term interest rates by the Federal Reserve Board and the proposed Federal tax reform combine to quickly restore consumer confidence and economic activity, tax-exempt bond rates may not decline further. Given the strong technical position of the municipal market, we believe the tax-exempt market is poised to continue to outperform its taxable counterpart in the coming months.

Portfolio Strategy
Our investment strategy focuses on seeking to enhance tax-exempt income, through the use of leverage, to the Fund's Common Stock shareholders. For the six months ended April 30, 2001, we maintained a market neutral, fully invested position, which enabled the Fund to realize an attractive yield with a competitive total return.

During the six-month period ended April 30, 2001, the fixed-income market was subject to significant price volatility, resulting from the uncertainty about the Federal Reserve Board's effectiveness at engineering a soft landing for the US economy. Bond markets shifted from expecting further tightening of monetary policy by the Federal Reserve Board to witnessing an aggressive easing. The Fund benefited from this shift in two ways. First, the lowering of short-term interest rates enhanced the Fund's yield to Common Stock shareholders. This helped the Fund's stock price to perform well, shrinking considerably the discount the stock trades at relative to its net asset value. Second, long-term interest rates rallied, anticipating that the economy would moderate and inflation will not materialize. We expect these benefits to continue as the Federal Reserve Board aggressively tries to orchestrate a soft landing.

For the six-month period ended April 30, 2001, the yield on the Fund's Auction Market Preferred stock averaged 3.90% but recently leveled off in the 3.50% range. Leverage continues to benefit the Fund's Common Stock shareholders by significantly augmenting their yield. However, should the spread between short-term and long-term tax-exempt interest rates narrow, the benefits of leverage will decline and, as a result, reduce the yield on the Fund's Common Stock. (See page 1 of this report to shareholders for a complete explanation of the benefits and risks of leveraging.)

Going forward, we believe the Fund is well-structured to seek to provide high current income and low volatility. We expect to maintain this strategy for the coming months.

In Conclusion
We thank you for your support of MuniHoldings Fund, Inc., and we look forward to serving your investment needs in the months and years ahead.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Robert A. DiMella)
Robert A. DiMella
Vice President and Portfolio Manager



May 29, 2001




MuniHoldings Fund, Inc., April 30, 2001



Portfolio
Abbreviations

To simplify the listings of MuniHoldings Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT   Alternative Minimum Tax (subject to)
EDA   Economic Development Authority
GO    General Obligation Bonds
IDA   Industrial Development Authority
IDR   Industrial Development Revenue Bonds
PCR   Pollution Control Revenue Bonds
RIB   Residual Interest Bonds
RITR  Residual Interest Trust Receipts
VRDN  Variable Rate Demand Notes


SCHEDULE OF INVESTMENTS                                                                                   (in Thousands)
               S&P     Moody's      Face
STATE        Ratings   Ratings     Amount   Issue                                                                 Value
Alaska--0.5%    A1+     VMIG1++   $ 1,500   Valdez, Alaska, Marine Terminal Revenue Refunding Bonds
                                            (Exxon Pipeline Company Project), VRDN, Series C, 4.40%
                                            due 12/01/2033 (i)                                                  $  1,500

Arizona--3.3%   B+      Ba3         5,000   Apache County, Arizona, IDA, PCR, Refunding (Tucson Electric
                                            Power Co. Project), Series B, 5.875% due 3/01/2033                     4,459
                A1+     P1            200   Maricopa County, Arizona, Pollution Control Corporation, PCR,
                                            Refunding (Arizona Public Service Company), VRDN, Series A,
                                            4.40% due 5/01/2029 (i)                                                  200
                NR*     B3          3,000   Phoenix, Arizona, IDA, Airport Facility Revenue Refunding Bonds
                                            (America West Airlines Inc. Project), AMT, 6.30% due 4/01/2023         2,528
                B+      Ba3         2,000   Pima County, Arizona, IDA, Industrial Revenue Refunding Bonds
                                            (Tucson Electric Power Company Project), Series B, 6% due
                                            9/01/2029                                                              1,833
                NR*     NR*           925   Show Low, Arizona, Improvement District No. 5, Special
                                            Assessment Bonds, 6.375% due 1/01/2015                                   953

California      NR*     Aa2         7,500   California State, GO, Refunding, RIB, Series 474x, 6.08%
--12.6%                                     due 10/01/2017 (e)(h)                                                  7,588
                A1+     VMIG1++     3,000   Chula Vista, California, IDR, Refunding (San Diego Gas &
                                            Electric Co.), VRDN, AMT, Series A, 6.75% due 3/01/2023 (i)            3,000
                AAA     Aaa         3,500   Encinitas, California, Unified School District, GO, 5.20%** due
                                            8/01/2020 (e)                                                          1,200
                                            Foothill-De Anza, California, Community College District,
                                            GO (e):
                AAA     Aaa         4,390    6.24%** due 8/01/2025                                                 1,118
                AAA     Aaa         5,290    6.24%** due 8/01/2026                                                 1,270
                AAA     Aaa         5,205    6.25%** due 8/01/2027                                                 1,179
                AAA     Aaa         6,105    6.25%** due 8/01/2028                                                 1,306
                AAA     Aaa         5,215    6.26%** due 8/01/2029                                                 1,051
                                            Montebello, California, Unified School District, GO (c):
                AAA     Aaa         2,405    5.61%** due 8/01/2022                                                   731
                AAA     Aaa         2,455    5.61%** due 8/01/2023                                                   704
                                            Sacramento County, California, Sanitation District Financing
                                            Authority, Revenue Refunding Bonds:
                AA      Aa3        11,450    RIB, Series 366, 7.33% due 12/01/2027 (h)                            12,236
                AA      Aa3         1,550    Series A, 5.875% due 12/01/2027                                       1,603


MuniHoldings Fund, Inc., April 30, 2001


SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)
               S&P     Moody's      Face
STATE        Ratings   Ratings     Amount   Issue                                                                 Value
California                                  San Marino, California, Unified School District, GO,
(concluded)                                 Series A (e):
                AAA     Aaa       $ 2,195    5.63%** due 7/01/2020                                              $    756
                AAA     Aaa         2,330    5.66%** due 7/01/2021                                                   756
                AAA     Aaa         2,665    5.68%** due 7/01/2022                                                   814
                AAA     Aaa         2,830    5.69%** due 7/01/2023                                                   816
                AAA     Aaa         6,080    5.71%** due 7/01/2025                                                 1,555

Connecticut     AAA     Aaa         5,830   Bridgeport, Connecticut, GO, Refunding, Series A, 6% due
--11.6%                                     7/15/2012 (c)                                                          6,424
                NR*     NR*         2,735   Connecticut State Development Authority, IDR (AFCO Cargo
                                            BDL-LLC Project), AMT, 8% due 4/01/2030                                2,780
                BBB-    Baa3        3,000   Connecticut State Health and Educational Facilities Authority,
                                            Revenue Refunding Bonds (University of Hartford), Series D,
                                            6.80% due 7/01/2022                                                    3,061
                                            Connecticut State Special Tax Obligation Revenue Bonds:
                NR*     Aaa         4,485    RIB, Series 372, 7.78% due 12/01/2017 (c)(h)                          5,208
                AAA     Aaa         9,805    (Transportation Infrastructure), Series A, 5.50% due
                                             9/01/2011 (d)                                                        10,608
                AAA     Aaa         6,205    (Transportation Infrastructure), Series A, 5.50% due
                                             9/01/2012 (d)                                                         6,676

District of     AAA     Aaa         5,690   District of Columbia, University Revenue Refunding Bonds
Columbia--2.7%                              (George Washington University), Series A, 5.75% due
                                            9/15/2020 (e)                                                          5,881
                AAA     Aaa         2,250   District of Columbia, Water and Sewer Authority, Public
                                            Utility Revenue Refunding Bonds, 5.50% due 10/01/2017 (d)              2,334

Georgia--1.7%   AA      Aa3         5,000   Clayton County, Georgia, Water Authority, Water and Sewer
                                            Revenue Bonds, 5.625% due 5/01/2019                                    5,155

Illinois--8.0%  NR*     NR*           895   Beardstown, Illinois, IDR (Jefferson Smurfit Corp. Project),
                                            8% due 10/01/2016                                                        921
                BBB     NR*         5,000   Illinois Development Finance Authority, Revenue Refunding
                                            Bonds (Community Rehab Providers), Series A, 6.05% due 7/01/2019       4,548
                AAA     Aaa        10,000   Illinois Regional Transportation Authority Revenue Bonds,
                                            6.50% due 7/01/2026 (e)                                               11,641
                NR*     Aaa         6,535   Mc Lean and Woodford Counties, Illinois, Community Unit
                                            School District Number 005, GO, Refunding, 5.625% due
                                            12/01/2017 (d)                                                         6,732

Indiana--2.6%   NR*     NR*         8,985   Allen County, Indiana, Redevelopment District Tax Increment
                                            Revenue Bonds (General Motors Development Area), 7%** due
                                            11/15/2013                                                             4,051
                AAA     Aaa         3,550   Shelby, Indiana, Eastern School Building Corporation, First
                                            Mortgage Revenue Bonds, 6% due 1/15/2025 (c)                           3,772

Kentucky--2.2%                              Kentucky State Property and Buildings Commission, Revenue
                                            Refunding Bonds (Project Number 68), Second Series:
                AA-     Aa3         3,000    5.25% due 10/01/2017                                                  3,011
                AA-     Aa3         3,540    5.25% due 10/01/2018                                                  3,540

Maryland--2.9%  NR*     NR*         1,875   Anne Arundel County, Maryland, Special Obligation Revenue
                                            Bonds (Arundel Mills Project), 7.10% due 7/01/2029                     1,966
                NR*     NR*         6,550   Maryland State Energy Financing Administration, Limited
                                            Obligation Revenue Bonds (Cogeneration--AES Warrior Run), AMT,
                                            7.40% due 9/01/2019                                                    6,742

Minnesota--1.8%                             Robbinsdale, Minnesota, Independent School District Number
                                            281, GO:
                NR*     Aa1         2,410    5.50% due 2/01/2016                                                   2,476
                NR*     Aa1         2,850    5.625% due 2/01/2019                                                  2,923

Mississippi     BBB-    Ba1         7,675   Claiborne County, Mississippi, PCR, Refunding (System Energy
--5.4%                                      Resources Inc. Project), 6.20% due 2/01/2026                           7,485
                BBB-    Ba1         3,000   Mississippi Business Finance Corporation, Mississippi, PCR,
                                            Refunding (System Energy Resources Inc. Project), 5.90% due
                                            5/01/2022                                                              2,725
                NR*     NR*         6,425   Mississippi Development Bank, Special Obligation Revenue
                                            Refunding Bonds (Diamond Lakes Utilities), Series A, 6.25%
                                            due 12/01/2017                                                         6,088

Missouri--3.8%  NR*     NR*         2,000   Fenton, Missouri, Tax Increment Revenue Refunding and
                                            Improvement Bonds (Gravois Bluffs), 7% due 10/01/2021                  2,022
                NR*     NR*           215   Missouri State Health and Educational Facilities Authority
                                            Revenue Bonds (Southwest Baptist University Project), 9.50% due
                                            10/01/2001 (b)                                                           220
                AA      Aa2         8,885   Missouri State Highway and Transportation Commission, State
                                            Road Revenue Bonds, Series A, 5.625% due 2/01/2018                     9,253

New Jersey      NR*     NR*         3,600   New Jersey EDA, Retirement Community Revenue Bonds (Seabrook
--3.8%                                      Village Inc.), Series A, 8.25% due 11/15/2030                          3,608
                BBB-    Baa3        3,425   New Jersey Health Care Facilities Financing Authority, Revenue
                                            Refunding Bonds (Saint Elizabeth Hospital Obligation Group),
                                            6% due 7/01/2020                                                       2,938
                AAA     Aaa         4,425   Salem County, New Jersey, Industrial Pollution Control
                                            Financing Authority, Revenue Refunding Bonds (Public Service
                                            Electric & Gas), RIB, Series 380, 8.08% due 6/01/2031 (e)(h)           4,957

New Mexico      A1+     P1            300   Farmington, New Mexico, PCR, Refunding (Arizona Public
--1.8%                                      Service Company), VRDN, Series A, 4.50% due 5/01/2024 (i)                300
                                            Farmington, New Mexico, PCR, Refunding (Public Service Company-
                                            San Juan Project):
                BBB-    Baa3        2,000    Series A, 6.30% due 12/01/2016                                        2,003
                BBB-    Baa3        2,000    Series D, 6.375% due 4/01/2022                                        2,002
                AAA     Aaa         1,000   Los Alamos County, New Mexico, Utility System Revenue
                                            Refunding Bonds, Series A, 6% due 7/01/2015 (d)                        1,066

New York--15.3%                             Long Island Power Authority, New York, Electric System
                                            Revenue Bonds, VRDN (i):
                A1+     VMIG1++       150    Sub-Series 5, 4.50% due 5/01/2033                                       150
                A1+     VMIG1++       100    Sub-Series 6, 4.60% due 5/01/2033                                       100
                AAA     Aaa         4,000   Metropolitan Transportation Authority, New York, Dedicated
                                            Tax Fund Revenue Bonds, Series A, 5.50% due 4/01/2016 (e)              4,139
                BBB+    Baa1        7,500   Metropolitan Transportation Authority, New York, Transit
                                            Facilities Revenue Bonds, Series A, 6% due 7/01/2024                   7,900
                NR*     Aaa         6,000   New York City, New York, City Municipal Water Finance Authority,
                                            Water and Sewer System Revenue Bonds, RITR, Series 11, 7.32%
                                            due 6/15/2026 (d)(h)                                                   6,432
                                            New York City, New York, GO:
                AAA     Aaa        11,000    Refunding, Series G, 5.75% due 2/01/2014 (c)                         11,575
                AAA     Aaa        10,000    Series F, 6% due 8/01/2016 (e)                                       10,639
                NR*     Aaa         4,745   New York State Mortgage Agency Revenue Bonds, AMT, 24th Series,
                                            6.05% due 4/01/2020                                                    4,922

North           NR*     NR*         2,500   North Carolina Medical Care Commission, Health Care Facilities,
Carolina--0.8%                              First Mortgage Revenue Bonds (Salemtowne Project), 6.625%
                                            due 4/01/2031                                                          2,395

Ohio--0.8%      NR*     Ba2         2,750   Cleveland, Ohio, Airport Special Revenue Refunding Bonds
                                            (Continental Airlines Inc. Project), AMT, 5.70% due 12/01/2019         2,412


MuniHoldings Fund, Inc., April 30, 2001


SCHEDULE OF INVESTMENTS                                                                                   (in Thousands)
               S&P     Moody's      Face
STATE        Ratings   Ratings     Amount   Issue                                                                 Value
Oregon--0.4%    NR*     NR*       $ 1,300   Western Generation Agency, Oregon, Cogeneration Project
                                            Revenue Bonds (Wauna Cogeneration Project), AMT, Series B,
                                            7.40% due 1/01/2016                                                 $  1,329

Pennsylvania    NR*     NR*         3,250   Pennsylvania Economic Development Financing Authority,
--4.4%                                      Exempt Facilities Revenue Bonds (National Gypsum Company),
                                            AMT, Series A, 6.25% due 11/01/2027                                    1,706
                AAA     NR*         4,970   Pennsylvania State Higher Educational Facilities Authority,
                                            College and University Revenue Bonds (Eastern College),
                                            Series B, 8% due 10/15/2006 (g)                                        6,013
                                            Philadelphia, Pennsylvania, Authority for IDR, Refunding,
                                            Commercial Development:
                NR*     NR*         4,000    (Days Inn), Series B, 6.50% due 10/01/2027                            3,890
                NR*     NR*         1,500    (Doubletree), Series A, 6.50% due 10/01/2027                          1,459

Tennessee                                   Hardeman County, Tennessee, Correctional Facilities Corporation
--2.9%                                      Revenue Bonds:
                NR*     NR*           680    7% due 8/01/2004                                                        693
                NR*     NR*         4,500    7.75% due 8/01/2017                                                   4,469
                NR*     Aa2         3,400   Tennessee Educational Loan Revenue Bonds (Educational Funding
                                            South Inc.), AMT, Senior Series B, 6.20% due 12/01/2021                3,551

Texas--6.6%     A1+     NR*        13,900   Harris County, Texas, Health Facilities Development Corporation,
                                            Hospital Revenue Refunding Bonds (Methodist Hospital), VRDN,
                                            4.35% due 12/01/2025 (i)                                              13,900
                BBB-    Baa3        3,500   Lower Colorado River Authority, Texas, PCR (Samsung Austin
                                            Semiconductor), AMT, 6.375% due 4/01/2027                              3,432
                NR*     NR*         2,000   North Central Texas, Health Facility Development Corporation,
                                            Retirement Facility Revenue Bonds (Northwest Senior Housing),
                                            Series A, 7.50% due 11/15/2029                                         1,968

Utah--0.9%      BBB-    Baa3        3,100   Tooele County, Utah, Hazardous Waste Treatment Revenue Bonds
                                            (Union Pacific Project), AMT, Series A, 5.70% due 11/01/2026           2,751
                NR*     NR*         3,000   Tooele County, Utah, PCR, Refunding (Laidlaw Environmental),
                                            AMT, Series A, 7.55% due 7/01/2027 (f)                                    84

Virginia--3.5%  AAA     Aaa         7,000   Fairfax County, Virginia, EDA, Resource Recovery Revenue
                                            Refunding Bonds, AMT, Series A, 6.10% due 2/01/2011 (a)                7,780
                NR*     NR*         3,250   Peninsula Ports Authority, Virginia, Revenue Refunding Bonds
                                            (Port Facility-Zeigler Coal), 6.90% due 5/02/2022 (f)                  1,430
                                            Pocahontas Parkway Associates Virginia, Toll Road Revenue
                                            Bonds, First Tier, Sub-Series C:
                NR*     Ba1         5,600    6.25%** due 8/15/2028                                                   720
                NR*     Ba1         5,700    6.25%** due 8/15/2029                                                   680

                Total Investments (Cost--$303,258)--100.3%                                                       300,792

                Liabilities in Excess of Other Assets--(0.3%)                                                    (1,005)
                                                                                                                --------
                Net Assets--100.0%                                                                              $299,787
                                                                                                                ========



(a)AMBAC Insured.
(b)Escrowed to maturity.
(c)FGIC Insured.
(d)FSA Insured.
(e)MBIA Insured.
(f)Non-income producing security.
(g)Prerefunded.
(h)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2001.
(i)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2001.
*Not Rated.
**Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
++Highest short-term rating by Moody's Investors Service, Inc.
  Ratings of issues shown have not been audited by Ernst & Young LLP.

See Notes to Financial Statements.


STATEMENT OF ASSETS, LIABILITIES ANDCAPITAL
                    As of April 30, 2001
Assets:             Investments, at value (identified cost--$303,258,004)                                   $300,791,550
                    Cash                                                                                          22,154
                    Interest receivable                                                                        4,457,219
                    Prepaid expenses                                                                               1,366
                                                                                                            ------------
                    Total assets                                                                             305,272,289
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                 $  5,177,219
                      Investment adviser                                                        132,446
                      Dividends to shareholders                                                 128,133        5,437,798
                                                                                           ------------
                    Accrued expenses                                                                              47,027
                                                                                                            ------------
                    Total liabilities                                                                          5,484,825
                                                                                                            ------------

Net Assets:         Net assets                                                                              $299,787,464
                                                                                                            ============

Capital:            Capital Stock (200,000,000 shares authorized):
                      Preferred Stock, par value $.10 per share (4,400 shares of
                      AMPS* issued and outstanding at $25,000
                      per share liquidation preference)                                                     $110,000,000
                      Common Stock, par value $.10 per share (13,795,227 shares
                      issued and outstanding)                                              $  1,379,523
                    Paid-in capital in excess of par                                        204,148,460
                    Undistributed investment income--net                                      1,007,796
                    Accumulated realized capital losses on investments--net                (13,239,478)
                    Accumulated distributions in excess of realized capital
                    gains on investments--net                                               (1,042,383)
                    Unrealized depreciation on investments--net                             (2,466,454)
                                                                                           ------------
                    Total--Equivalent to $13.76 net asset value per share of
                    Common Stock (market price--$13.18)                                                      189,787,464
                                                                                                            ------------
                    Total capital                                                                           $299,787,464
                                                                                                            ============


                    *Auction Market Preferred Stock.

                    See Notes to Financial Statements.


STATEMENT OF OPERATIONS
                    For the Year Ended April 30, 2001
Investment          Interest and amortization of premium and discount earned                                $ 17,585,302
Income:

Expenses:           Investment advisory fees                                               $  1,639,655
                    Commission fees                                                             279,114
                    Accounting services                                                         135,000
                    Professional fees                                                            80,089
                    Printing and shareholder reports                                             76,722
                    Transfer agent fees                                                          48,728
                    Listing fees                                                                 47,821
                    Directors' fees and expenses                                                 27,164
                    Custodian fees                                                               21,903
                    Pricing fees                                                                 13,470
                    Other                                                                        20,032
                                                                                           ------------
                    Total expenses                                                                             2,389,698
                                                                                                            ------------
                    Investment income--net                                                                    15,195,604
                                                                                                            ------------

Realized and        Realized gain on investments--net                                                          1,820,296
Unrealized          Change in unrealized depreciation on investments--net                                      7,080,183
Gain on                                                                                                     ------------
Investments         Net Increase in Net Assets Resulting from Operations                                    $ 24,096,083
--Net:                                                                                                      ============

                    See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                               For the  Year Ended
                                                                                                    April 30,
                    Increase (Decrease) in Net Assets:                                         2001             2000
Operations:         Investment income--net                                                 $ 15,195,604     $ 16,359,370
                    Realized gain (loss) on investments--net                                  1,820,296     (14,434,866)
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                          7,080,183     (22,283,350)
                                                                                           ------------     ------------
                    Net increase (decrease) in net assets resulting from
                    operations                                                               24,096,083     (20,358,846)
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions         Common Stock                                                         (11,507,110)     (12,979,741)
to Shareholders:      Preferred Stock                                                       (4,364,382)      (3,592,336)
                    In excess of realized gain on investments--net:
                      Common Stock                                                                   --      (2,333,931)
                      Preferred Stock                                                                --        (528,748)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                          (15,871,492)     (19,434,756)
                                                                                           ------------     ------------

Capital Stock       Value of shares issued to Common Stock shareholders in
Transactions:       reinvestment of dividends                                                   238,652               --
                                                                                           ------------     ------------

Net Assets:         Total increase (decrease) in net assets                                   8,463,243     (39,793,602)
                    Beginning of year                                                       291,324,221      331,117,823
                                                                                           ------------     ------------
                    End of year*                                                           $299,787,464     $291,324,221
                                                                                           ============     ============
                   *Undistributed investment income--net                                   $  1,007,796     $  1,683,684
                                                                                           ============     ============

                    See Notes to Financial Statements.




FINANCIAL HIGHLIGHTS
The following per share data and ratios have been derived                      For the Year Ended            For the Period
from information provided in the financial statements.                              April 30,               May 2, 1997++ to
Increase (Decrease) in Net Asset Value:                                  2001          2000          1999    April 30, 1998
Per Share           Net asset value, beginning of period           $      13.16  $      16.05  $      16.00  $      15.00
Operating                                                          ------------  ------------  ------------  ------------
Performance:        Investment income--net                                 1.10          1.18          1.24          1.21
                    Realized and unrealized gain (loss) on
                    investments--net                                        .65        (2.66)           .40          1.03
                                                                   ------------  ------------  ------------  ------------
                    Total from investment operations                       1.75        (1.48)          1.64          2.24
                                                                   ------------  ------------  ------------  ------------
                    Less dividends and distributions to
                    Common Stock shareholders:
                      Investment income--net                              (.83)         (.94)         (.97)         (.87)
                      Realized gain on investments--net                      --            --         (.32)            --
                      In excess of realized gain on
                      investments--net                                       --         (.17)            --            --
                                                                   ------------  ------------  ------------  ------------
                    Total dividends and distributions to
                    Common Stock shareholders                             (.83)        (1.11)        (1.29)         (.87)
                                                                   ------------  ------------  ------------  ------------
                    Capital charge resulting from issuance
                    of Common Stock                                          --            --            --         (.03)
                                                                   ------------  ------------  ------------  ------------
                    Effect of Preferred Stock activity:
                      Dividends and distributions to
                      Preferred Stock shareholders:
                        Investment income--net                            (.32)         (.26)         (.21)         (.26)
                        Realized gain on investments--net                    --            --         (.09)            --
                        In excess of realized gain on
                        investments--net                                     --         (.04)            --            --
                      Capital charge resulting from
                      issuance of Preferred Stock                            --            --            --         (.08)
                                                                   ------------  ------------  ------------  ------------
                    Total effect of Preferred Stock activity              (.32)         (.30)         (.30)         (.34)
                                                                   ------------  ------------  ------------  ------------
                    Net asset value, end of period                 $      13.76  $      13.16  $      16.05  $      16.00
                                                                   ============  ============  ============  ============
                    Market price per share, end of period          $      13.18  $    12.5625  $      15.25  $      14.75
                                                                   ============  ============  ============  ============

Total Investment    Based on market price per share                      12.09%      (10.47%)        12.06%      4.01%+++
Return:**                                                          ============  ============  ============  ============
                    Based on net asset value per share                   11.71%      (10.89%)         8.73%     12.83%+++
                                                                   ============  ============  ============  ============

Ratios Based on     Total expenses, net of reimbursement***               1.27%         1.16%         1.20%        1.29%*
Average Net                                                        ============  ============  ============  ============
Assets              Total expenses***                                     1.27%         1.16%         1.09%        1.05%*
Of Common Stock:                                                   ============  ============  ============  ============
                    Total investment income--net***                       8.08%         8.34%         7.52%        7.77%*
                                                                   ============  ============  ============  ============
                    Amount of dividends to Preferred Stock
                    shareholders                                          2.32%         1.83%         1.27%        1.67%*
                                                                   ============  ============  ============  ============
                    Investment income--net, to Common Stock
                    shareholders                                          5.76%         6.51%         6.25%        6.10%*
                                                                   ============  ============  ============  ============

Ratios Based on     Total expenses, net of reimbursement                   .80%          .74%          .73%         .58%*
Total                                                              ============  ============  ============  ============
Average Net         Total expenses                                         .80%          .74%          .73%         .72%*
Assets:***++++++                                                   ============  ============  ============  ============
                    Total investment income--net                          5.10%         5.35%         5.05%        5.31%*
                                                                   ============  ============  ============  ============

Ratios Based on     Dividends to Preferred Stock shareholders             3.97%         3.27%         2.58%        3.60%*
Average Net                                                        ============  ============  ============  ============
Assets Of
Preferred Stock:

Supplemental        Net assets, net of Preferred Stock, end of
Data:               period (in thousands)                          $    189,787  $    181,324  $    221,118  $    219,717
                                                                   ============  ============  ============  ============
                    Preferred Stock outstanding, end of period
                    (in thousands)                                 $    110,000  $    110,000  $    110,000  $    110,000
                                                                   ============  ============  ============  ============
                    Portfolio turnover                                   91.25%       137.69%        66.07%       106.16%
                                                                   ============  ============  ============  ============

Leverage:           Asset coverage per $1,000                      $      2,725  $      2,648  $      3,010  $      2,997
                                                                   ============  ============  ============  ============

Dividends Per       Series A--Investment income--net               $      1,016  $        820  $        657  $        810
Share on                                                           ============  ============  ============  ============
Preferred           Series B--Investment income--net               $        968  $        813  $        642  $        816
Stock                                                              ============  ============  ============  ============
Outstanding:++++



*Annualized.
**Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges. If applicable, the Fund's Investment
Adviser waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.
***Do not reflect the effect of dividends to Preferred Stock shareholders.
++Commencement of operations.
++++The Fund's Preferred Stock was issued on June 5, 1997.
++++++Includes Common and Preferred Stock average net assets.
+++Aggregate total investment return.

See Notes to Financial Statements.


MuniHoldings Fund, Inc., April 30, 2001



NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
MuniHoldings Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MHD. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund will adopt the provisions to amortize all premiums and discounts on debt securities effective May 1, 2001, as now required under the new AICPA Audit and Accounting Guide for Investment Companies. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund, but will result in a $27,163 increase to the cost of securities and a corresponding $27,163 decrease to net unrealized depreciation, based on debt securities held as of April 30, 2001.
(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions and post-October losses.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Prior to January 1, 2001, FAM provided accounting services to the Fund at its cost and the Fund reimbursed FAM for these services. FAM continues to provide certain accounting services to the Fund. The
Fund reimburses FAM at its cost for such services. For the year ended April 30, 2001, the Fund reimbursed FAM an aggregate of $34,466 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended April 30, 2001 were $261,715,085 and $283,698,068, respectively.

Net realized gains for the year ended April 30, 2001 and net unrealized losses as of April 30, 2001 were as follows:


                              Realized            Unrealized
                               Gains               Losses

Long-term investments       $   1,820,296        $(2,466,454)
                            -------------        -----------
Total                       $   1,820,296        $(2,466,454)
                            =============        ===========


As of April 30, 2001, net unrealized depreciation for Federal income tax purposes aggregated $2,466,874, of which $8,881,473 related to appreciated securities and $11,348,347 related to depreciated securities. The aggregate cost of investments at April 30, 2001 for Federal income tax purposes was $303,258,424.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initiall classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock
Shares issued and outstanding during the year ended April 30, 2001 increased by 17,918 as a result of dividend reinvestment and during the year ended April 30, 2000 remained constant.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at April 30, 2001 were as follows: Series A, 3.40% and Series B, 3.40%. Shares issued and outstanding for the years ended April 30, 2001 and April 30, 2000 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended April 30, 2001, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $158,076 as commissions.

5. Capital Loss Carryforward:
At April 30, 2001, the Fund had a net capital loss carryforward of approximately $13,903,000, of which $6,831,000 expires in 2008 and $7,072,000 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:
On May 8, 2001, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.067534 per share, payable on May 30, 2001 to shareholders of record as of May 16, 2001.


REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Directors,
MuniHoldings Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital of MuniHoldings Fund, Inc., including the schedule of investments, as of April 30, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned at April 30, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MuniHoldings Fund, Inc. at April 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated periods in conformity with accounting principles generally accepted in the United States.

Ernst & Young LLP
MetroPark, New Jersey
June 1, 2001



IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by MuniHoldings Fund, Inc. during its taxable year ended April 30, 2001 qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.



MuniHoldings Fund, Inc., April 30, 2001



QUALITY PROFILE (unaudited)

The quality ratings of securities in the Fund as of April 30, 2001 were as follows:

                                         Percent of
S&P Rating/Moody's Rating                Net Assets

AAA/Aaa                                      43.4%
AA/Aa                                        17.1
BBB/Baa                                      12.9
BB/Ba                                         3.4
B/B                                           0.8
NR(Not Rated)                                16.3
Other++                                       6.4

++Temporary investments in short-term municipal securities.




MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.



Officers and Directors

Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Vincent R. Giordano, Senior Vice President
Robert A. DiMella, Vice President
Kenneth A. Jacob, Vice President
Donald C. Burke, Vice President and Treasurer
Jodi M. Pinedo, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286


Transfer Agents
Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
The Bank of New York
100 Church Street
New York, NY 10286


NYSE Symbol
MHD



Arthur Zeikel, Director of MuniHoldings Fund, Inc., has recently retired. The Fund's Board of Trustees wishes Mr. Zeikel well in his retirement.